189 P1 03/24

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

SUPPLEMENT DATED MARCH 4, 2024

TO THE PROSPECTUS DATED MARCH 1, 2024

OF

Franklin MicroCap Value Fund

(a series of Franklin Value Investors Trust)

The prospectus of the Fund is amended as follows:

I.  The following is added as the first paragraph under the “Fund Summary” and “Fund Details” headings in the prospectus:

As approved by the Board of Trustees of the Trust, effective on or about May 22, 2024, the Fund will be renamed the Franklin Mutual Small-Mid Cap Value Fund and the Fund’s 80% investment policy will be changed so that the Fund will invest, under normal circumstances, at least 80% of its net assets in investments of small-capitalization and mid-capitalization companies. For purposes of this policy, small- and mid-capitalization companies would be defined as companies with market capitalizations not exceeding either: (1) the highest market capitalization in the Russell 2500 Index; or (2) the 12-month average of the highest market capitalization in the Russell 2500 Index, whichever is greater, at the time of purchase. In addition, effective on or about May 22, 2024: (i) the Fund’s tailored benchmark index will change to the Russell 2500 Value Index; (ii) the Fund’s investment management fee schedule will be reduced from an annual rate of 0.75% of the average daily net assets of the Fund to an annual rate of: 0.70% of the average daily net assets of the Fund up to and including $500 million; and 0.65% of the average daily net assets of the Fund in excess of $500 million; (iii) the Fund’s investment manager will waive fees and/or reimburse operating expenses (excluding Rule 12b-1 fees, acquired fund fees and expenses, and certain non-routine expenses or costs) for the Fund so that the ratio of total annual fund operating expenses will not exceed 0.90% for each share class until February 28, 2026; and (iv) Steve Raineri, a senior portfolio manager of the Fund’s investment manager, will be added as the lead portfolio manager of the Fund.

The Fund reserves the right to change the above at any time.

Please keep this supplement with your prospectus for future reference.